AVONDALE SERVICES CORPORATION
                       EXECUTIVE GROUP INSURANCE BENEFITS PLAN
                             AND SUMMARY PLAN DESCRIPTION



                                       PREAMBLE

               Avondale Services Corporation (the "Company"), a corporation organized and existing under the laws of the State of Delaware, adopted the Avondale Services Corporation Executive Group Insurance Benefits Plan on February 20, 1990, pursuant to its desire to continue and maintain its policy to provide increased insurance benefits (in addition to the group insurance benefits provided to all eligible employees of Avondale Services Corporation) to certain employees designated by the Board of Directors of Avondale Industries, Inc., which plan and the amendments thereto made through December 31, 1993, shall hereinafter be referred to as the "Prior Plan."

               Effective January 1, 1994, the Avondale Services Corporation Executive Group Insurance Benefits Plan is amended and restated as set forth in this document and any amendments hereto and shall hereinafter be referred to as the "Plan." The Plan is the continuation of the Prior Plan and no gap in time or effect exists, or shall ever be construed to exist, between them.

                                      ARTICLE I
                                    Participation

               Participation in the Plan shall be limited to those employees of Avondale Services Corporation designated by the Board of Directors of Avondale Industries, Inc. as Participants in the Plan. The names of all Participants designated by the Board of Directors shall be listed on the attached Exhibit A.

                                      ARTICLE II
                                       Benefits

               The benefits payable under the Plan shall be identical to the Group Life, Accidental Death and Dismemberment, Salary Continuation, Business Travel, and Comprehensive Medical Benefits paid to employees of Avondale Services Corporation under its Group Insurance Benefits Plan as set forth in applicable plan documents (dated January 1, 1991), insurance contracts and the Avondale Services Corporation Employee Benefit Plan booklet and summary plan description dated January 1, 1994 (as may be modified from time to time), which documents are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Avondale Industries, Inc. Avondale Services Corporation Plan.

               In addition to the benefits paid pursuant to Avondale Services Corporation Group Insurance Benefits Plan, the following
          additional   benefits   and/or   modifications   shall  apply  to
          Participants in the Plan during their employment with Avondale Services Corporation and, where indicated, after retirement or
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          Total  Disability  provided  such  Participant   is  employed  by
          Avondale Services Corporation at the time of retirement  or Total
          Disability:

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          Coverage                           Description

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          Employee Life                      2 times base salary
                                             Optional Coverage-additional
                                             one or two times base salary,
                                             plus previous year bonus

                                             Maximum Coverage-Two million
                                             dollars

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          Dependent Life                     Optional - $100,000.00

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          Retiree Life                       One half of life insurance in
                                             force at time of retirement

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          Total Disability (Totally          Employee Life (as set forth
          Disabled) prior to Normal          above) in force prior to Total
          Retirement Date                    Disability continues until
                                             Normal Retirement Date;
                                             thereafter Retiree Life

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          Long Term Disability               60% of monthly base salary,
                                             after 180 day waiting period.
                                             Maximum $5,000.00 per month
                                             coordinated with Disability
                                             Social Security Benefit

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          Retiree Health                     Comprehensive Medical Benefits
                                             (as provided under the
                                             Avondale Services Corporation
                                             Group Insurance Benefits Plan)
                                             shall continue beyond a
                                             Participant's retirement for
                                             his life without any premium
                                             payment during the
                                             Participant's life.  The
                                             Participant's surviving spouse
                                             may continue coverage
                                             thereafter without any premium
                                             payment for her life.

                                             Provided, however, that upon a
                                             Retiree's eligibility for
                                             Medicare, this Retiree Health
                                             benefit shall be paid only as
                                             a supplement to Medicare and a
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                                             Participant must establish his
                                             entitlement to Medicare
                                             benefits to be eligible for
                                             the supplemental Retiree
                                             Health benefits provided
                                             herein.

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          Total Disability (Totally          An Employee who is Totally
          Disabled)                          Disabled will be treated as an
                                             "Active Employee" for twelve
                                             (12) months following the
                                             commencement of the Disability
                                             so long as he remains Totally
                                             Disabled.  When a Totally
                                             Disabled Participant is no
                                             longer an "Active Employee"
                                             such Participant will be
                                             treated as a  Retiree eligible
                                             for the supplemental Retiree
                                             Health benefits provided
                                             herein.

                                             Provided, however, that when
                                             such Participant becomes
                                             eligible for Medicare, this
                                             Retiree Health benefit shall
                                             be paid only as a supplement
                                             to Medicare and a Participant
                                             must establish his entitlement
                                             to Medicare benefits to be
                                             eligible for the supplemental
                                             Retiree Health benefits
                                             provided herein.

                                     ARTICLE III
                                    Administration

               The Board of Directors of Avondale Services Corporation has primary responsibility for the administration of the Plan, including interpretation of all Plan provisions and determination of benefit entitlement; provided, however, that the Participant shall be entitled to utilize the claim review procedure set forth in the Avondale Industries, Inc. Corporate Services Avondale Health Plan booklet.

               The Board of Directors of Avondale Services Corporation may delegate its responsibilities, other than its powers to amend or terminate the Plan, to a Committee appointed by it. The Board of Directors of Avondale Services Corporation can override any decision of the Committee.

               The Company agrees to indemnify and hold harmless each person serving as a member of the Committee from all liabilities and claims arising from the good faith performance of his duties in accordance with the terms of the Plan.

                                      ARTICLE IV
                               Termination or Amendment

               Although Avondale Services Corporation expects and intends to continue this Plan indefinitely, it reserves the right to modify, amend, suspend or terminate the Plan at any time by resolution of the Board of Directors of Avondale Services Corporation; provided, however, that no such amendment or termination shall be effective without the concurrence of the Board of Directors of Avondale Industries, Inc.

                                      ARTICLE V
                        Plan Identification and Administration

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          Name of Plan                       Avondale Services Corporation
                                             Executive Group Insurance
                                             Benefits Plan

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          Type of Plan                       Welfare Benefit Plan which
                                             provides health care benefits

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          Sponsoring Employer and Plan       Avondale Industries, Inc.
          Administrator                      P.O. Box 50280
                                             New Orleans, LA   70150
                                             5100 River Road
                                             Avondale, LA   70094

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          Plan No.                           501

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          Plan Year                          January 1 through December 31

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          Employer Identification No.        39-1097012

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          Plan Fiduciary                     Avondale ERISA Review
                                             Committee
                                             P.O. Box 50280
                                             New Orleans, LA   70150
                                             5100 River Road
                                             Avondale, LA   70094

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          Agent for Service of Legal         R. Dean Church
          Process                            P.O. Box 50280
                                             New Orleans, LA   70150
                                             Service may also be made on
                                             the Plan Administrator

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          Benefits Provided By and           DBL Services, Inc.
          Disbursements From the Plan        515 Olive, Suite 700
          Made By                            St. Louis, MO   63101
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                                             Mental Health Associates, Inc.
                                             Two Lakeway Center
                                             3850 N. Causeway Blvd., Suite
                                             1140
                                             Metairie, Louisiana  70002

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          Contributions to the Plan          The Health Care Benefits under
                                             the Plan are paid for
                                             partially by Avondale
                                             Industries, Inc. and partially
                                             by Employees.  The costs of
                                             dependent care coverage are
                                             paid for partially by Avondale
                                             Industries, Inc. and partially
                                             by those Employees eligible to
                                             elect dependent care coverage.
                                             The contributions are
                                             determined by Avondale
                                             Industries, Inc. based on the
                                             actual cost of benefits.

                                      ARTICLE VI
                               Your Rights Under ERISA

               As a Participant in the Avondale Services Corporation Executive Group Insurance Benefits Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA provides that all Plan Participants shall be entitled to:

               Examine without charge, at the Employee Benefits Department where you work, all Plan documents, including those filed by the Plan with U.S. Department of Labor, such as annual reports and Plan descriptions.

               Obtain, upon written request to the Plan Administrator, copies of all Plan documents, for which a reasonable charge will be made.

               Receive a summary of the Plan's annual financial report. File suit in a federal court if any materials requested by you are not received within 30 days of your request. The court may require the Company to pay you up to $100 for each day beyond 30 days until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

               In addition to creating rights for Plan Participants, ERISA imposes duties upon the Company and upon "fiduciaries" that are responsible for the operation of the Plan. The Company may not discharge you or otherwise discriminate against you to prevent you from obtaining a benefit or exercising your rights under ERISA.

               If you have a claim for benefits which is denied in whole or in part, you must receive a written explanation stating the facts upon which the denial is based and the Plan provisions upon which the denial was based.
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               All decisions of the Avondale ERISA Review Committee shall be final and binding on all employees, participants and their beneficiaries. No claimant may file suit in a court to obtain benefits under the Plan without first completely exhausting all stages of the claims review process.

               If Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file a suit in a federal court. If you are successful, the court may order the other party to pay your court costs and legal fees. If you lose, the court may order you to pay these costs and fees-for example, if it finds your claim frivolous.

               If you have any questions about this statement or your rights under ERISA, you should contact the Plan Administrator at the nearest Area Office of the U.S. Department of Labor-Management Services Administrator, Department of Labor.

               Executed in Avondale, Louisiana, this 25th day of March, 1994.

          WITNESSES:                         AVONDALE SERVICES CORPORATION

          \s\ Jackie H. Walker               BY: \s\ Thomas M. Kitchen
          \s\ Robin L. Dempsey
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                                      EXHIBIT A

          The following individuals have been designated by the Board of Directors of Avondale Industries, Inc. as Participants in the Avondale Services Corporation Executive Group Insurance Benefits
          Plan:

                         Harris F. Arnold (Retired)
                         Albert L. Bossier, Jr.
                         Richard F. Brunner (Deceased)
                         Vivian
                         Ronald D. Church
                         Melvin Colen (Deceased) June
                         James H. Cottrell (Retired)
                         Rodney J. Duhon, Jr.
                         Kenneth B. Dupont
                         Ernest F. Griffin, Jr.
                         William A. Harmeyer (Retired)
                         Bruce L. Hicks
                         Thomas M. Kitchen
                         Rene P. Meric
                         Joseph W. Oberfell (Retired)